WESTCORE TRUST

POWER OF ATTORNEY

Jack D. Henderson, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

 /s/ Jack D. Henderson

Jack D. Henderson
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Mary K. Anstine, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

/s/ Mary K. Anstine
Mary K. Anstine
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

John A. DeTore, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

 /s/ John A. DeTore

John A. DeTore
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Rick A Pederson, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

/s/ Rick A. Pederson

Rick A. Pederson
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

James A. Smith, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of November, 2010.

/s/ James A. Smith
James A. Smith
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Douglas M. Sparks, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

/s/ Douglas M. Sparks

Douglas M. Sparks
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Robert L. Stamp, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 18th day of November, 2010.

 /s/ Robert L. Stamp
Robert L. Stamp
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Janice M. Teague, whose signature appears below, does hereby constitute and appoint Todger Anderson and Jasper R. Frontz, and each of them, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of November, 2010.

/s/ Janice M. Teague
Janice M. Teague
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

Todger Anderson, whose signature appears below, does hereby constitute and appoint Jasper R. Frontz his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of November, 2010.

 /s/ Todger Anderson
Todger Anderson
President

WESTCORE TRUST

POWER OF ATTORNEY

Jasper R. Frontz, whose signature appears below, does hereby constitute and appoint Todger Anderson his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust’s Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 19th day of November, 2010.

 /s/ Jasper R. Frontz

Jasper R. Frontz
Treasurer